UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2023

HOLLY ENERGY PARTNERS, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	001-32225	20-0833098
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2828 N. Harwood St., Suite 1300	Dallas	Texas	75201
(Address of principal executive offices)			(Zip code)

Registrant’s telephone number, including area code: (214) 871-3555

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Limited Partner Units	HEP	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On May 4, 2023, Holly Energy Partners, L.P. (the “Partnership” or “HEP”) announced it received a non-binding proposal letter from HF Sinclair Corporation ( “HF Sinclair”) to the board of directors of the ultimate general partner of the Partnership offering to acquire all publicly held common units (“Common Units”) of the Partnership in exchange for common stock, par value $0.01 per share (“Common Stock”), of HF Sinclair. Subject to the negotiation and execution of mutually acceptable definitive documentation containing terms and conditions customary for a transaction of this type, HF Sinclair proposes to effect the transaction at a fixed exchange ratio of 0.3714 newly issued shares of Common Stock per each publicly held Common Unit, which was derived using the 30-day volume weighted average prices for each security as of market close on May 3, 2023 (the “Proposed HF Sinclair Transaction”). A copy of the press release issued by HEP in connection with HF Sinclair’s proposal to purchase the Common Units is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Additional Information and Where You Can Find It

This report does not constitute a solicitation of any vote or approval with respect to the Proposed HF Sinclair Transaction. This report relates to a proposed business combination between HF Sinclair and HEP. In connection with the Proposed HF Sinclair Transaction, subject to further developments and if a transaction is agreed, HF Sinclair and HEP expect to file a proxy statement and other documents with the U.S. Securities and Exchange Commission (“SEC”). INVESTORS AND SECURITYHOLDERS OF HF SINCLAIR AND HEP ARE ADVISED TO CAREFULLY READ ANY PROXY STATEMENT AND ANY OTHER DOCUMENTS THAT HAVE BEEN FILED OR MAY BE FILED WITH THE SEC (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED HF SINCLAIR TRANSACTION, THE PARTIES TO THE PROPOSED HF SINCLAIR TRANSACTION AND THE RISKS ASSOCIATED WITH THE PROPOSED HF SINCLAIR TRANSACTION. Any definitive proxy statement, if and when available, will be sent to securityholders of HF Sinclair and HEP relating to the Proposed HF Sinclair Transaction. Investors and securityholders may obtain a free copy of such documents and other relevant documents (if and when available) filed by HF Sinclair or HEP with the SEC from the SEC’s website at www.sec.gov. Securityholders and other interested parties will also be able to obtain, without charge, a copy of such documents and other relevant documents (if and when available) from HF Sinclair’s website at www.hfsinclair.com under the Investor Relations tab or from HEP’s website at www.hollyenergy.com on the Investors page.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

HF Sinclair, HEP and their respective directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of consents in respect of the Proposed HF Sinclair Transaction. Information about these persons is set forth in HF Sinclair’s proxy statement relating to its 2023 Annual Meeting of Stockholders, which was filed with the SEC on April 6, 2023; HF Sinclair’s Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on February 28, 2023; HEP’s Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on February 28, 2023, and subsequent statements of changes in beneficial ownership on file with the SEC. Securityholders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the respective companies’ securityholders generally, by reading the proxy statement and other relevant documents regarding the Proposed HF Sinclair Transaction (if and when available), which may be filed with the SEC.

Cautionary Statement Regarding Forward-Looking Statements

The following is a “safe harbor” statement under the Private Securities Litigation Reform Act of 1995: The statements in this Current Report on Form 8-K relating to matters that are not historical facts are “forward-looking statements” based on management’s beliefs and assumptions using currently available information and expectations as of the date hereof, are not guarantees of future performance and involve certain risks and uncertainties, including those contained in our filings with the SEC. Forward-looking statements use words such as “anticipate,” “project,” “will,” “expect,” “plan,” “goal,” “forecast,” “strategy,” “intend,” “should,” “would,” “could,” “believe,” “may,” and similar expressions and statements regarding our plans and objectives for future operations or the Proposed HF Sinclair Transaction. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot assure you that our expectations will prove correct. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in such statements. Any differences could be caused by a number of factors, including, but not limited to, the negotiation and execution, and the terms and conditions, of a definitive agreement relating to the Proposed HF Sinclair Transaction and the ability of HF Sinclair or HEP to enter into or consummate such agreement; the risk that the Proposed HF Sinclair Transaction does not occur; negative effects from the pendency of the Proposed HF Sinclair Transaction; failure to obtain the required approvals for the Proposed HF Sinclair Transaction; the time required to consummate the Proposed HF Sinclair Transaction; the focus of management time and attention on the Proposed HF Sinclair Transaction and other disruptions arising from the Proposed HF Sinclair Transaction; the demand for and supply of crude oil and refined products, including uncertainty regarding the effects of the continuing coronavirus (“COVID-19”) pandemic on future demand and increasing societal expectations that companies address climate change; risks and uncertainties with respect to the actual quantities of petroleum products and crude oil shipped on our pipelines and/or terminalled, stored or throughput in our terminals and refinery processing units; the economic viability of HF Sinclair, our other customers and our joint ventures’ other customers, including any refusal or inability of our or our joint ventures’ customers or counterparties to perform their obligations under their contracts; the demand for refined petroleum products in the markets we serve; our ability to purchase operations and integrate the operations we have acquired or may acquire, including the acquired Sinclair Transportation Company LLC business; our ability to complete previously announced or contemplated acquisitions; the availability and cost of additional debt and equity financing; the possibility of temporary or permanent reductions in production or shutdowns at refineries utilizing our pipelines, terminal facilities and refinery processing units due to reductions in demand, accidents, unexpected leaks or spills, unscheduled shutdowns, infection in the workforce, weather events, civil unrest, expropriation of assets, and other economic, diplomatic, legislative, or political events or developments, terrorism, cyberattacks, or other catastrophes or disruptions affecting our operations, production facilities, machinery, pipelines and other logistics assets, equipment, or information systems, or any of the foregoing of our suppliers, customers, or third-party providers or lower gross margins due to the economic impact of the COVID-19 pandemic, inflation and labor costs, and any potential asset impairments resulting from, or the failure to have adequate insurance coverage for or receive insurance recoveries from, such actions; the effects of current and/or future governmental and environmental regulations and policies, including the effects of current and/or future restrictions on various commercial and economic activities in response to the COVID-19 pandemic and increases in interest rates; delay by government authorities in issuing permits necessary for our business or our capital projects; our and our joint venture partners’ ability to complete and maintain operational efficiency in carrying out routine operations and capital construction projects; the possibility of terrorist or cyberattacks and the consequences of any such attacks; uncertainty regarding the effects and duration of global hostilities, including the Russia-Ukraine war, and any associated military campaigns which may disrupt crude oil supplies and markets for refined products and create instability in the financial markets that could restrict our ability to raise capital; general economic conditions, including economic slowdowns caused by a local or national recession or other adverse economic condition, such as periods of increased or prolonged inflation; the impact of recent or proposed changes in the tax laws and regulations that affect master limited partnerships; and other financial, operational and legal risks and uncertainties detailed from time to time in our SEC filings. The forward-looking statements speak only as of the date made and, other than as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	–	Press release issued by Holly Energy Partners, L.P. on May 4, 2023

104	–	Cover Page Interactive Data File (embedded within the Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLY ENERGY PARTNERS, L.P.

	By:	HEP LOGISTICS HOLDINGS, L.P. its General Partner

	By:	HOLLY LOGISTIC SERVICES, L.L.C. its General Partner

Date: May 4, 2023	By:	/s/ John Harrison
	Name:	John Harrison
	Title:	Senior Vice President, Chief Financial Officer and Treasurer